UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2018

HUDSON GLOBAL, INC.
(Exact name of registrant as specified in charter)

Delaware	000-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Avenue of the Americas
New York, NY 10019
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 351-7300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 1, 2018, Hudson Global, Inc. issued a press release announcing its financial results for the three months ended September 30, 2018. A copy of such press release is furnished as Exhibit 99.1 to this Current Report.

Included in Exhibit 99.1 are references to "liquidity." The company believes that this non-GAAP measure provides investors useful information about its combined available cash and borrowing capacity.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.
None.

(b) Pro Forma Financial Information.
None.

(c) Shell Company Transactions
None.

(d) Exhibits

The exhibit listed in the following Exhibit Index is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K:

EXHIBIT INDEX

99.1    Press Release of Hudson Global, Inc. issued on November 1, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC. (Registrant)

By:	/s/ JEFFREY E. EBERWEIN
Jeffrey E. Eberwein
Chief Executive Officer

	Dated:	November 1, 2018

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